Exhibit 99.2

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY BALANCE SHEET

	Petition Date 9/18/06	Fiscal September As Of 10/1/2006	Fiscal October As Of 10/29/2006	Fiscal November As Of 12/3/2006	Fiscal December As Of 12/31/2006
Assets
Cash & Equivalents	$350,065	$858,106	$1,012,240	$418,413	$789,215
Accounts Receivable - Storehouse	$2,674,128	$2,674,507	$2,663,929	$0	$0
Accounts Receivable - Trade	10,987,172	11,538,196	12,061,666	11,463,847	9,787,959
Accounts Receivable - Other	83,578	(13,498)	94,077	65,090	59,258
Allowance for Doubtful Accounts	(318,208)	(308,450)	(300,765)	(308,685)	(316,231)
Allowance for Returns & Allowances	(359,655)	(462,092)	(521,313)	(519,012)	(504,916)

Total Current Receivables	$13,067,016	$13,428,663	$13,997,593	$10,701,240	$9,026,071

Raw Materials	$8,770,066	$8,143,422	$8,161,539	$7,744,562	$7,357,328
Frame Inventory	1,602,803	1,566,514	1,517,075	1,088,229	1,023,828
Allowance for Obsolescence	(787,771)	(796,070)	(697,797)	(939,335)	(827,637)
Work in Process	1,082,245	931,842	915,981	654,721	438,694
Finished Goods	2,547,765	2,808,179	2,910,613	2,391,065	2,071,185

Total Inventories	$13,215,109	$12,653,886	$12,807,410	$10,939,242	$10,063,398

Prepaid Insurance	$5,337	($90,625)	($405,793)	($354,618)	($198,524)
Prepaid Rent	182,642	235,306	206,538	158,643	134,644
Other Prepaid Expenses	38,971	27,899	16,827	5,095	(5,924)
Supplies	58,335	58,335	58,335	29,168	29,168
Deposits	126,714	126,714	161,837	213,387	213,387

Total Other Current Assets	$412,000	$357,630	$37,744	$51,674	$172,751

Total Current Assets	$27,044,190	$27,298,285	$27,854,987	$22,110,569	$20,051,434

Intercompany Accounts	$12,846,722	$13,224,849	$13,713,608	$16,674,261	$17,767,919
Cash Surrender Value - Life Insurance	1,690,009	1,700,574	1,620,934	1,631,498	1,638,387

Land	$405,124	$405,124	$405,124	$405,124	$405,124
Land Improvements	4,205,477	4,205,477	4,205,477	4,205,477	4,205,477
Buildings & Improvements	28,433,225	28,433,225	28,470,389	28,497,550	28,497,550
Machinery & Equipment	27,172,891	27,172,891	27,179,298	27,217,701	27,213,526
Furniture & Fixtures	682,680	682,680	682,680	682,680	682,680
Automobiles	293,168	293,168	293,168	293,168	293,168
Computers & Software	5,331,322	5,331,322	5,364,145	5,408,532	5,393,314
Leasehold Improvements	576,754	576,754	576,754	576,754	576,754
Cost of Assets Held for Sale	0	0	0	(17,859,281)	(17,859,281)
Construction in Process	106,426	111,819	55,606	0	0

Total Fixed Assets @ Cost	$67,207,069	$67,212,461	$67,232,642	$49,427,706	$49,408,313

Accumulated Depr - Land Improvement	($1,558,039)	($1,563,827)	($1,577,574)	($1,594,215)	($1,603,772)
Accumulated Depr - Buildings	(12,630,617)	(12,654,685)	(12,736,942)	(12,806,970)	(12,838,546)
Accumulated Depr - Mach & Equip	(19,497,565)	(19,533,410)	(19,594,428)	(19,696,645)	(19,739,458)
Accumulated Depr - Furn & Fixtures	(607,886)	(614,212)	(615,191)	(616,378)	(616,690)
Accumulated Depr - Automobiles	(292,335)	(292,349)	(292,403)	(292,468)	(292,512)
Accumulated Depr - Computers & Soft	(2,830,968)	(3,503,178)	(3,561,482)	(3,633,656)	(3,664,184)
Accumulated Depr - Leasehold Improv	(563,578)	(563,672)	(563,897)	(564,168)	(564,348)
Accumulated Depr - Assets Held for Sale	0	0	0	14,428,195	14,428,195

Total Accumulated Depreciation	($37,980,988)	($38,725,332)	($38,941,917)	($24,776,306)	($24,891,315)

Net Book Value of Assets Held for Sale	$0	$0	$0	$3,431,086	$3,431,086

Fixed Assets Net of Depreciation	$29,226,080	$28,487,129	$28,290,725	$28,082,486	$27,948,084

Total Long-Term Assets	$43,762,812	$43,412,552	$43,625,267	$46,388,244	$47,354,390

Total Assets	$70,807,001	$70,710,837	$71,480,253	$68,498,813	$67,405,825

Liabilities
Current Portion of Long Term Debt	$0	$0	$0	$0	$0
Accounts Payable	0	867,595	2,162,556	2,205,266	2,773,902
Employee Withholdings	0	393,819	367,421	317,628	212,482
Sales & Use Taxes Payable	0	1,710	610	2,757	3,116
Net Payroll Due Employees	0	641,423	1,021,953	527,770	231,350
Payroll Taxes Payable	0	50,224	70,440	46,255	56,072

Total Current Payables	$0	$1,954,771	$3,622,980	$3,099,676	$3,276,922

Accrued Life Insurance	$14,316	$18,218	$33,166	$0	$5,009
Accrued Property Taxes	0	11,419	(39,681)	0	24,536
Accrued Vacation & Holiday Pay	(238,065)	(210,698)	(139,903)	0	(97,483)
Accrued Royalty Fees	0	59,326	201,915	0	0
Accrued Computer Maintenance Costs	141,759	153,724	117,194	0	0
Accrued Professional Services	7,252	9,616	11,112	0	2,116
Accrued Advertising Expenses	243,812	296,960	242,203	270,233	259,328
Reserve for Discontinued Operations	0	0	0	2,388,310	1,909,906
Accrued Showroom Expenses	189,354	227,935	123,374	0	38,294
Other Accrued Expenses	(383,110)	(372,929)	(307,984)	(100,823)	(21,068)

Total Accrued Expenses	($24,682)	$193,571	$241,397	$2,557,720	$2,120,638

Total Current Liabilities	($24,682)	$2,148,342	$3,864,376	$5,657,397	$5,397,560
Capitalized Lease	$0	$0	$0	$0	$0
Deferred Income Taxes	0	0	0	0	0
Deferred Compensation	0	2,885	9,056	17,160	20,177

Total Long Term Liabilities	$0	$2,885	$9,056	$17,160	$20,177

Liabilities Subject To Compromise	$18,232,513	$16,351,104	$16,514,011	$16,595,901	$16,142,533

Total Liabilities	$18,207,831	$18,502,331	$20,387,444	$22,270,458	$21,560,271

Stockholder Equity
Common Stock at Par Value	$902,463	$902,463	$902,463	$902,463	$902,463
Capital in Excess of Par	12,530,801	12,530,801	12,530,801	12,530,801	12,530,801
Retained Earnings	75,160,199	75,160,199	75,160,199	75,160,199	45,346,069
Treasury Stock	(12,550,979)	(12,550,979)	(12,550,979)	(12,550,979)	(12,550,979)
Current Year Earnings	(23,443,314)	(23,833,978)	(24,949,674)	(29,814,129)	(382,800)

Total Equity	$52,599,170	$52,208,506	$51,092,810	$46,228,355	$45,845,554

Total Liabilities & Stockholder Equity	$70,807,001	$70,710,837	$71,480,253	$68,498,813	$67,405,825

Check

[a]	The Debtor operates on a Fiscal Month basis, with fiscal September ending on October 1, 2006, fiscal October ending on October 29, 2006, fiscal November ending on December 3, 2006, and fiscal December ending on December 31, 2006.

[b]	Versus its September Monthly Operating Report, the Debtor has adjusted relevant account balances as of the Petition date and as of Fiscal September 2006 to correct Accounts Payable amounts in both the Balance Sheet and in Exhibit D. An adjustment has also been made to reflect an August consolidation entry to write off Goodwill and Deferred Tax Assets/Liabilities by The Rowe Companies during its consolidation process.

[c]	At any given date, the Liabilities Subject to Compromise balance may include pre-petition amounts authorized by the Court to be paid by the Debtors at its discretion (i.e. employee and customer obligations). Accordingly, the account balance may fluctuate during the course of the case as these approved disbursements are made. The Debtor maintains a breakdown of the various line items included in this amount.

[d]	In November 2006, the Company reclassified assets related to its closed Missouri operations to Assets Held for Sale; additionally, the Company recorded a Reserve for Discontinued Operations to reflect costs associated with the shutdown of its Missouri operations.

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY INCOME STATEMENT [a]

	9/19/06 - 10/01/06 [b]	Fiscal Oct 2006 [b]	Fiscal Nov 2006 [b]	Fiscal Dec 2006 [b]	DIP Period To Date
Pieces Shipped	7,676	18,723	22,714	14,292	63,405
Pieces Produced	8,021	19,444	21,635	12,111	61,211
Days Operated	9	19	23	15	124,616

Shipments
Net Upholstery Shipments	$3,038,038	$7,218,408	$8,390,288	$5,501,514	$24,148,248
Part Sales	32,276	71,887	83,001	29,632	216,796
Outside Frame Sales	43,169	118,758	190,363	58,239	410,529
Kiln Drying	74,591	191,613	185,829	174,524	626,556

Net Shipments	$3,188,074	$7,600,665	$8,849,481	$5,763,909	$25,402,129

Trucking
Trucking revenue	$231,834	$569,843	$623,858	$392,707	$1,818,242
Trucking expense	(237,106)	(766,894)	(847,775)	(482,727)	(2,334,502)

Net Trucking	($5,272)	($197,051)	($223,917)	($90,020)	($516,260)

Cost of Sales
Std COS - raw materials	$1,222,758	$3,081,820	$3,938,018	$2,653,416	$10,896,012
Purchase price variance	(14,260)	(673)	52,020	(37,369)	(282)
Material usage variance	(71,920)	(188,846)	(614,006)	(28,995)	(903,767)
Inventory Change	13,401	27,373	39,517	1,649	81,940
Cash discounts	5	0	3,172	1,334	4,511

Actual raw materials	$1,295,532	$3,243,966	$4,457,315	$2,716,797	$11,713,610

Std COS - labor	$462,823	$1,026,727	$1,150,567	$657,949	$3,298,066
Labor variance	(101,862)	(376,772)	(447,202)	(122,551)	(1,048,387)

Actual labor	$564,685	$1,403,499	$1,597,769	$780,500	$4,346,453

Std COS - factory overhead	$672,700	$1,475,291	$1,656,809	$950,289	$4,755,089
Factory overhead variance	(186,864)	(716,441)	(835,004)	(242,311)	(1,980,620)

Actual factory overhead	$859,564	$2,191,731	$2,491,813	$1,192,600	$6,735,708

Actual cost of sales	$2,719,781	$6,839,196	$8,546,897	$4,689,897	$22,795,771
% of shipments	85.3%	90.0%	96.6%	81.4%	89.7%

Gross Profit	$463,021	$564,419	$78,667	$983,992	$2,090,099
% of shipments	14.5%	7.4%	0.9%	17.1%	8.2%

SG&A
Commissions	$115,528	$247,112	$267,219	$188,380	$818,239
Selling	245,010	483,758	847,664	463,696	2,040,128
Advertising	75,393	48,794	129,865	126,750	380,802
Administrative	225,673	602,938	397,809	420,001	1,646,421

Total SG&A	$661,604	$1,382,603	$1,642,557	$1,198,827	$4,885,591

Operating Profit	($198,583)	($818,185)	($1,563,890)	($214,835)	($2,795,493)
% of shipments	-6.2%	-10.8%	-17.7%	-3.7%	-11.0%

Royalty expense	61,623	152,589	173,732	10,000	397,944
Interest expense	58,249	160,667	162,672	150,003	531,591
Other inc & exp	4,658	15,746	30,752	(7,963)	43,193
Extraordinary expenses	0	0	(2,994,912)	0	(2,994,912)

Earnings Before Taxes	($313,797)	($1,115,695)	($4,864,454)	($382,801)	($6,719,940)
% of shipments	-9.8%	-14.7%	-55.0%	-6.6%	-26.5%

Income Taxes	$0	$0	$0	$0	$0

Earnings After Taxes	($313,797)	($1,115,695)	($4,864,454)	($382,801)	($6,719,940)
% of shipments	-9.8%	-14.7%	-55.0%	-6.6%	-26.5%

EBITDA	($101,493)	($610,294)	($1,298,185)	($104,909)	($2,009,972)
% of shipments	-3.2%	-8.0%	-14.7%	-1.8%	-7.9%

[a]	Rowe Furniture maintains its books and records, and reports its results externally, in accordance with G.A.A.P. on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.

[b]	Rowe Furniture operates on a Fiscal calendar, with Fiscal September ending on October 1, 2006, Fiscal October ending on October 29, 2006, Fiscal November ending on December 3, 2006, and Fiscal December ending on December 31, 2006.

[c]	EBITDA is calculated at Earnings Before Taxes, plus Interest, plus Depreciation/Amortization, plus Rowe Royalty Expense, plus Extraordinary Expenses.

[d]	In November 2006, the Company completed the shutdown of its Missouri upholstery-related operations and recorded a reserve of approximately $3.0 million to reflect costs associated with the shutdown. This amount is displayed in the Extraordinary Expense line item above.